UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM 8-K/A


                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  May 7, 2003
               Date of Report (Date of earliest event reported)


                                PXRE GROUP LTD.

            (Exact name of registrant as specified in its charter)




         Bermuda                     1-15259                98-0214719
(State or other jurisdiction       (Commission           (I.R.S. Employer
of incorporation or organization)    File No.)          Identification No.)

         Swan Building                            P.O. Box HM 1282
         26 Victoria Street                       Hamilton HM FX
         Hamilton HM 12                           Bermuda
         Bermuda
         (Address, including zip code,
         of principal executive offices)          (Mailing address)


                                (441) 296-5858
             (Registrant's telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

Exhibit No.   Description

99.1 Press release of PXRE Group Ltd. dated May 7, 2003 containing financial information for the first quarter ended March 31, 2003.

99.2 Preliminary Unaudited Financial Statements as of and for the three months ended March 31, 2003 (excluding footnotes).


Item 9.  Regulation FD Disclosure (including information being provided under
         Item 12)

On May 7, 2003, PXRE Group Ltd. released financial information with respect to its quarter ended March 31, 2003. A copy of the press release containing this information is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The Preliminary Unaudited Financial Statements as of and for the three months ended March 31, 2003 (excluding footnotes) are filed as
Exhibit 99.2 to this Form 8-K and are incorporated herein by reference.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       PXRE Group Ltd.
                                       ----------------------------------------
                                       (Registrant)

                                       By:      /s/ John Modin
                                           ------------------------------------
                                           Name:   John Modin
                                           Title:  Senior Vice President and
                                                      Chief Financial Officer

Date:  May 8, 2003